Greenfield Farms Food, Inc. Announces Expanded Availability of Grassfed Beef Product Line in Lowes Foods

Greenfield Farms Food, Inc. Receives FINRA Approval for New Trading Symbol "GRAS.OB," Effective Immediately; Name Change and 40-to-1 Stock Split Also Approved by FINRA

Jul. 6, 2011 (Marketwire) --

SILVER SPRINGS, NV -- (Marketwire) -- 07/06/11 -- Greenfield Farms Food, Inc. (OTCQB: GRAS) (OTCBB: GRAS) announced today that Lowes Foods, a North Carolina based grocer with over 100 locations, has expanded the availability of Greenfield Farms Grassfed Beef to all stores with service departments, a total of 80 stores. The product has been available in 21 stores and is now available to be ordered by all service department stores as a regular in stock item. Greenfield's president, Larry Moore, said, "Lowes Foods has been an early supporter of our grassfed beef program as part of their larger initiative to expand their locally grown offerings." "We are excited about the opportunity that these additional stores offer and our continued partnership with Lowes Food Stores."

About Greenfield Farms Food, Inc.

Greenfield Farms Food, Inc. (GFF) is a consumer and wholesale driven producer of grassfed beef focused on delivering its product to major retail grocery chains throughout the country. The Company and its collective group of producers represent over 2,500 acres in pasture under management and approximately 2,000 heads of cattle. The company is a recognized producer of grassfed beef by the USDA-Food Safety and Inspection Service and is approved to carry the designation "Grassfed Beef" on all product labeling. The company operates a cold storage and distribution facility in Oakboro, NC.

Forward Looking Statements

Statements regarding financial matters in this press release other than historical facts are "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such proclamations about the Company's future expectations, including future revenues and earnings, technology effectiveness and all other forward-looking statements be subject to the safe harbors created thereby. Since these statements involve risks and uncertainties and are subject to change at any time, the Company's actual results may differ materially from expected results.

Contact:For Investor Relations:
Charles Barkley
704-944-4290

Source: Marketwire (July 6, 2011 - 9:00 AM EDT)

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Update: Greenfield Farms Food, Inc. Announces Expanded Availability of Grassfed Beef Product Line in Lowes Foods

Jul. 6, 2011 (Marketwire) --

SILVER SPRINGS, NV -- (Marketwire) -- 07/06/11 -- Greenfield Farms Food, Inc. (OTCQB: GRAS) (OTCBB: GRAS) announced today that Lowes Foods, a North Carolina based grocer with over 100 locations, has expanded the availability of Greenfield Farms Grassfed Beef to all stores with service departments, a total of 80 stores. The product has been available in 21 stores and is now available to be ordered by all service department stores as a regular in stock item. Greenfield's president, Larry Moore, said, "Lowes Foods has been an early supporter of our grassfed beef program as part of their larger initiative to expand their locally grown offerings. We are excited about the opportunity that these additional stores offer and our continued partnership with Lowes Food Stores."

About Greenfield Farms Food, Inc.

Greenfield Farms Food, Inc. (GFF) is a consumer and wholesale driven producer of grassfed beef focused on delivering its product to major retail grocery chains throughout the country. The Company and its collective group of producers represent over 2,500 acres in pasture under management and approximately 2,000 heads of cattle. The company is a recognized producer of grassfed beef by the USDA-Food Safety and Inspection Service and is approved to carry the designation "Grassfed Beef" on all product labeling. The company operates a cold storage and distribution facility in Oakboro, NC.

Forward Looking Statements

Statements regarding financial matters in this press release other than historical facts are "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such proclamations about the Company's future expectations, including future revenues and earnings, technology effectiveness and all other forward-looking statements be subject to the safe harbors created thereby. Since these statements involve risks and uncertainties and are subject to change at any time, the Company's actual results may differ materially from expected results.

Contact:
For Investor Relations:
Charles Barkley
704-944-4290

Source: Marketwire (July 6, 2011 - 9:48 AM EDT)

News by QuoteMedia